Exhibit 31.4

SARBANES-OXLEY SECTION 302 CERTIFICATION

I, Brian T. Ross, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of MTS Systems Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	January 29, 2021	/s/ BRIAN T. ROSS
Brian T. Ross
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)